Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders
of iShares Trust,

In planning and performing our audits of the financial statements of the funds of iShares Trust, as listed in the attached Appendix A, (hereafter referred to as the "Funds") as of and for the year ended July 31, 2012, in accordance with the standards of the Public Company Accounting Oversight Board (United States), we considered the Funds' internal control over financial reporting, including controls over safeguarding securities, as a basis for designing our auditing procedures for the purpose of expressing our opinions on the financial statements and to comply with the requirements of Form N-SAR, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting.  Accordingly, we do not express an opinion on the effectiveness of the Funds' internal control over financial reporting.

The management of the Funds is responsible for establishing and maintaining effective internal control over financial reporting.  In fulfilling this responsibility, estimates and judgments by management are required to assess the expected benefits and related costs of controls.  A Fund’s internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles.  A Fund's internal control over financial reporting includes those policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the Fund; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the Fund are being made only in accordance with authorizations of management and Trustees of the Fund; and (3)  provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of a Fund’s assets that could have a material effect on the financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements.  Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

A deficiency in internal control over financial reporting exists when the design or operation of a control does not allow management or employees, in the normal course of performing their assigned functions, to prevent or detect misstatements on a timely basis.  A material weakness is a deficiency, or a combination of deficiencies, in internal control over financial reporting, such that there is a reasonable possibility that a material misstatement of the Funds' annual or interim financial statements will not be prevented or detected on a timely basis.

Our consideration of the Fund's internal control over financial reporting was for the limited purpose described in the first paragraph and would not necessarily disclose all deficiencies in internal control over financial reporting that might be material weaknesses under standards established by the Public Company Accounting Oversight Board (United States).  However, we noted no deficiencies in the Funds' internal control over financial reporting and their operation, including controls over safeguarding securities, that we consider to be material weaknesses as defined above as of July 31, 2012.

This report is intended solely for the information and use of management and the Board of Trustees of the Funds and the Securities and Exchange Commission and is not intended to be and should not be used by anyone other than these specified parties.

PricewaterhouseCoopers LLP
San Francisco, California
September 21, 2012

Appendix A

iShares Trust

Fund Names

1	iShares FTSE China (HK Listed) Index Fund
2	iShares FTSE China 25 Index Fund
3	iShares FTSE Developed Small Cap ex-North America Index Fund
4	iShares Morningstar Multi-Asset Income Index Fund
5	iShares MSCI ACWI ex US Consumer Discretionary Sector Index Fund
6	iShares MSCI ACWI ex US Consumer Staples Sector Index Fund
7	iShares MSCI ACWI ex US Energy Sector Index Fund
8	iShares MSCI ACWI ex US Financials Sector Index Fund
9	iShares MSCI ACWI ex US Health Care Sector Index Fund
10	iShares MSCI ACWI ex US Index Fund
11	iShares MSCI ACWI ex US Industrials Sector Index Fund
12	iShares MSCI ACWI ex US Information Technology Sector Index Fund
13	iShares MSCI ACWI ex US Materials Sector Index Fund
14	iShares MSCI ACWI ex US Telecommunication Services Sector Index Fund
15	iShares MSCI ACWI ex US Utilities Sector Index Fund
16	iShares MSCI ACWI Index Fund
17	iShares MSCI All Country Asia ex Japan Index Fund
18	iShares MSCI All Country Asia ex Japan Small Cap Index Fund
19	iShares MSCI All Country Asia Information Technology Index Fund
20	iShares MSCI EAFE Growth Index Fund
21	iShares MSCI EAFE Index Fund
22	iShares MSCI EAFE Minimum Volatility Index Fund
23	iShares MSCI EAFE Small Cap Index Fund
24	iShares MSCI EAFE Value Index Fund
25	iShares MSCI Emerging Markets Financials Sector Index Fund
26	iShares MSCI Emerging Markets Materials Sector Index Fund
27	iShares MSCI Europe Financials Sector Index Fund
28	iShares MSCI Far East Financials Sector Index Fund
29	iShares MSCI Kokusai Index Fund
30	iShares MSCI USA Minimum Volatility Index Fund
31	iShares NYSE 100 Index Fund
32	iShares NYSE Composite Index Fund
33	iShares PHLX SOX Semiconductor Sector Index Fund
34	iShares S&P Aggressive Allocation Fund
35	iShares S&P Conservative Allocation Fund
36	iShares S&P Growth Allocation Fund
37	iShares S&P Moderate Allocation Fund
38	iShares S&P North American Natural Resources Sector Index Fund
39	iShares S&P North American Technology Sector Index Fund
40	iShares S&P North American Technology-Multimedia Networking Index Fund
41	iShares S&P North American Technology-Software Index Fund
42	iShares S&P Target Date 2010 Index Fund
43	iShares S&P Target Date 2015 Index Fund
44	iShares S&P Target Date 2020 Index Fund
45	iShares S&P Target Date 2025 Index Fund
46	iShares S&P Target Date 2030 Index Fund
47	iShares S&P Target Date 2035 Index Fund
48	iShares S&P Target Date 2040 Index Fund
49	iShares S&P Target Date 2045 Index Fund
50	iShares S&P Target Date 2050 Index Fund
51	iShares S&P Target Date Retirement Income Index Fund
1	iShares FTSE China (HK Listed) Index Fund
2	iShares FTSE China 25 Index Fund
3	iShares FTSE Developed Small Cap ex-North America Index Fund
4	iShares Morningstar Multi-Asset Income Index Fund
5	iShares MSCI ACWI ex US Consumer Discretionary Sector Index Fund
6	iShares MSCI ACWI ex US Consumer Staples Sector Index Fund
7	iShares MSCI ACWI ex US Energy Sector Index Fund
8	iShares MSCI ACWI ex US Financials Sector Index Fund
9	iShares MSCI ACWI ex US Health Care Sector Index Fund
10	iShares MSCI ACWI ex US Index Fund
11	iShares MSCI ACWI ex US Industrials Sector Index Fund
12	iShares MSCI ACWI ex US Information Technology Sector Index Fund
13	iShares MSCI ACWI ex US Materials Sector Index Fund
14	iShares MSCI ACWI ex US Telecommunication Services Sector Index Fund
15	iShares MSCI ACWI ex US Utilities Sector Index Fund
16	iShares MSCI ACWI Index Fund
17	iShares MSCI All Country Asia ex Japan Index Fund
18	iShares MSCI All Country Asia ex Japan Small Cap Index Fund
19	iShares MSCI All Country Asia Information Technology Index Fund
20	iShares MSCI EAFE Growth Index Fund
21	iShares MSCI EAFE Index Fund
22	iShares MSCI EAFE Minimum Volatility Index Fund
23	iShares MSCI EAFE Small Cap Index Fund
24	iShares MSCI EAFE Value Index Fund
25	iShares MSCI Emerging Markets Financials Sector Index Fund
26	iShares MSCI Emerging Markets Materials Sector Index Fund
27	iShares MSCI Europe Financials Sector Index Fund
28	iShares MSCI Far East Financials Sector Index Fund
29	iShares MSCI Kokusai Index Fund
30	iShares MSCI USA Minimum Volatility Index Fund
31	iShares NYSE 100 Index Fund
32	iShares NYSE Composite Index Fund
33	iShares PHLX SOX Semiconductor Sector Index Fund
34	iShares S&P Aggressive Allocation Fund
35	iShares S&P Conservative Allocation Fund
36	iShares S&P Growth Allocation Fund
37	iShares S&P Moderate Allocation Fund
38	iShares S&P North American Natural Resources Sector Index Fund
39	iShares S&P North American Technology Sector Index Fund
40	iShares S&P North American Technology-Multimedia Networking Index Fund
41	iShares S&P North American Technology-Software Index Fund
42	iShares S&P Target Date 2010 Index Fund
43	iShares S&P Target Date 2015 Index Fund
44	iShares S&P Target Date 2020 Index Fund
45	iShares S&P Target Date 2025 Index Fund
46	iShares S&P Target Date 2030 Index Fund
47	iShares S&P Target Date 2035 Index Fund
48	iShares S&P Target Date 2040 Index Fund
49	iShares S&P Target Date 2045 Index Fund
50	iShares S&P Target Date 2050 Index Fund
51	iShares S&P Target Date Retirement Income Index Fund